                               EVERGREEN VA FUNDS



                               1996 ANNUAL REPORT



                                Evergreen VA Fund

                          Evergreen VA Foundation Fund

                       Evergreen VA Growth and Income Fund

                                EVERGREEN VA FUND


A Report From Your
Portfolio Manager
Stephen A. Lieber

         Since its inception on March 1, 1996, Evergreen VA Fund provided a 14.9%* total return through December 31. This compares with the total return of 13.1% for the Russell 2000 Index**, which serves as a useful benchmark for smaller company investment. (Please see page 3 for additional performance information.) The Fund's performance leaders in 1996 were a diverse group of companies, both in business and in size. Of the top ten performing holdings in the Fund, which increased from 36.5% to 131.9% during the period under review, four were in technology businesses. The single largest contributor was Intel Corp., with an actual as-weighted return of 131.9% on the entire position, while more specialized technology companies Harman International Industries, Inc., Andrew Corp. and Cisco Systems, Inc., had actual as-weighted returns of 56.7%, 53.0% and 36.5%, respectively, on their entire positions. The top sector performances were real estate, business equipment & services, electrical equipment & services, and finance & insurance.

         The basic undervaluation of many of the Fund's holdings and purchases was demonstrated by announced merger and acquisition activity during the fiscal year for FlightSafety International, Inc. and Leslie's Poolmart. One of the Fund's original holdings, Baybanks, Inc., was purchased after the acquisition announcement by Bank of Boston Corp. These shares were tendered to Bank of Boston for a 10.3% gain after a five-month holding. This trend has continued into 1997, with a $40 acquisition bid received by American Medical Response, Inc., only days after our initial purchase at $28.19 in late December and for Kysor Industrial Corp., with a $43 bid for an investment begun by the Fund in September 1996, at an average cost of $30.64.

         The primary activity of the Fund since its inception has been to invest in undervalued growth equities during periods of negative market volatility or disregard of fundamental growth potentials for specific companies. Twelve of the twenty best performing purchases for the fiscal year were purchased at the inception of the Fund. These purchases were: Intel Corp., +127.5% through year-end; Jones Apparel Group, Inc., +78.2%; Harman International Industries, Inc. +41.7%; Heartland Express Inc., +38.9%; Cisco Systems, Inc., +36.8%; Leggett & Platt, Inc., +36.7%; Aspect Telecommunications Corp., +36.2%; Andrew Corp., +36.1%; American Business Information, Inc., +34.9%; AMBAC Inc., +34.5%; Avnet, Inc., +32.4%; and Countrywide Credit Industries Inc., +30.6%. The heaviest purchasing was done in technology issues.

         Evidence at year-end 1996, and in the first weeks of January of 1997, suggests a broadened investment interest in smaller companies with unique product or service dynamics enhancing their profit opportunities. Performance leadership in the Fund has lately been in technology-based issues such as Atmel Corp., Input/Output, Inc. and Andrew Corp. This illustrates what, we believe, is a significant shift toward a broadening search for undervaluation of businesses with quality franchises, and potential candidates for the acquisition by large companies. With a portfolio of 93 issues, mostly small to medium-sized companies (with 20% of the portfolio in larger capitalization entrepreneurial growth companies), we believe the Fund is well positioned for this potential. Additionally, major holdings in leading regional banks, innovative pharmaceutical leaders, and key technology companies, provide further growth potential. Three of the portfolio's positions were sold for gains during the fiscal year: Lennar Corp. for a 15.4% gain in two months; Herman Miller, Inc., for a 23.0% gain in five months; and Rouse Co. for a 25.3% gain in three months. A portion of the Heilig-Meyers Co. position was sold for a 23.0% gain in three months.



Figures represent past performance which is no guarantee of future results. *Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
**An unmanaged reinvested index of selected securities

                                EVERGREEN VA FUND


A Report From Your
Portfolio Manager (continued)

Outlook

         The Fund's strategies for the new fiscal year continue to focus on the search for excellent entrepreneurial management in securities we believe to be undervalued with growth opportunities. Notwithstanding a possible slowing of the economy, we believe there are an ample number of companies meeting these growth-oriented qualifications. Strong products and services which create new demand is, in our view, going to be the main focus of the investment search in a less ebullient economy. Liquidity is likely to remain high due to the lower interest rates and the restraints being imposed on a budget-conscious business and governmental community. Liquidity for investment should also remain high so long as low inflation rates and modest growth continues to characterize the economy. We anticipate a period when corporations are likely to be generating enough free cash to add to the demand for equities through buybacks, which may well offset the supply through new issues. In this environment, the dynamic leaders in a broad variety of segments of industries and sectors of the economy will stand out as beacons to attract investors who find an otherwise uninspiring trend of corporate profits. Our aim is to hold and buy the profits leaders, especially when we consider them comparatively undervalued.

         We appreciate the broadening investor interest in the Evergreen VA Fund during the past fiscal year, and welcome the many new shareholders who have joined it.

                                EVERGREEN VA FUND
                                 Results to Date


Performance of $10,000 invested in the Evergreen VA Fund
The graph below compares a $10,000 investment in the Evergreen VA Fund with a similar investment in the Russell 2000 Index and the NASDAQ OTC Index ("Indexes").
                         Evergreen      Russell          NASDAQ
                         VA Fund       2000 Index       OTC Index
              03/01/96*  $10,000         $10,000         $10,000
              03/31/96    $9,960         $10,204         $10,012
              04/30/96   $10,380         $10,750         $10,822
              05/31/96   $10,810         $11,173         $11,302
              06/30/96   $10,590         $10,714         $10,771
              07/31/96   $10,020          $9,779          $9,822
              08/31/96   $10,380         $10,347         $10,376
              09/30/96   $10,850         $10,752         $11,152
              10/31/96   $10,870         $10,586         $11,103
              11/30/96   $11,460         $11,022         $11,750
              12/31/96   $11,486         $11,311         $11,735


* Commencement of operations.

Past performance is not predictive of future performance results. Mutual Funds are not obligations of, or guaranteed by, any bank and are not federally insured.

For the purposes of the graph and accompanying table, it has been assumed that all recurring fees (including the investment advisory fee) were deducted and all dividends and distributions were reinvested.

The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                                EVERGREEN VA FUND
                            Statement of Investments
                                December 31, 1996

 Shares                                        Value
COMMON STOCKS-90.8%
         Banks - 7.1%
   440   Bank of Boston Corp.                 $28,270
 4,000   Comerica, Inc.                       209,500
 3,000   First of America Bank Corp.          180,375
 6,000   First Palm Beach Bancorp, Inc.       141,750
 4,000   Hibernia Corp. Cl. A                  53,000
 6,000   Seacoast Banking Corp. of
         Florida Cl. A                        156,375
                                         -------------
                                              769,270
                                         -------------
        Building, Construction &
        Furnishings - 7.0%
13,250   Cavalier Homes, Inc.                 152,375
12,500   Clayton Homes, Inc.                  168,750
 2,000   Kaufman & Broad Home Corp.            25,750
 3,000 * M/I Schottenstein Homes, Inc.         33,000
10,000 * Morgan Products, Ltd.                 73,750
10,000 * Toll Brothers, Inc.                  195,000
 4,500 * US Home Corp.                        117,000
                                         -------------
                                              765,625
                                         -------------
         Business Equipment &
         Services - 2.9%
 1,000 * Cisco Systems, Inc.                   63,625
 6,000 * Input/Output, Inc.                   111,000
 3,000 * Metromail Corp.                       54,750
 3,000 * Verifone, Inc.                        88,704
                                         -------------
                                              318,079
                                         ------------
         Chemical & Agricultural
         Products - 1.4%
 1,000   Schulman (A.), Inc.                   24,500
 2,000   Sigma-Aldrich Corp.                  124,875
                                          ------------
                                              149,375
                                          ------------
         Communication Systems &
         Services - 2.9%
   500 * Aspect Telecommunications Corp.       31,750
 2,000 * Coherent, Inc.                        84,500
 5,000 * InterCel, Inc.                        61,250
 3,000 * Inter-Tel, Inc.                       57,000
 2,000   Sprint Corp.                          79,750
                                         -------------
                                              314,250
                                         -------------

   Shares                                     Value


         Consumer Products Services -
                5.4%
 2,000 *American Business Information,
        Inc.                                  $44,500
 2,700 *CUC International, Inc.                64,125
 1,000  Gucci Group                            63,875
10,000  Heilig-Meyers Co.                     162,500
 5,000  K2, Inc.                              137,500
 3,000  Toro Co. (The)                        109,500
                                           ------------
                                              582,000
                                           ------------

        Diversified Companies - 1.0%
 5,000  Furon Co.                             106,250
                                           ------------

         Electrical Equipment &
         Electronics - 16.6%
  1,500 *ADFlex Solutions, Inc.                15,375
  2,000  AMP, Inc.                             76,750
  6,750 *Analytical Surveys, Inc.              66,656
  1,750 *Andrew Corp.                          92,859
  4,000 *Atmel Corp.                          132,500
  3,000  Avnet, Inc.                          174,750
  3,200  Baldor Electric Co.                   78,800
  3,000  Fair Issac & Co., Inc.               117,375
  3,100  Harman International
         Industries,Inc.                      172,438
  3,000  Hewlett-Packard Co.                  150,750
  1,500  Intel Corp.                          196,406
  1,000  Intel Corp.warrants-expiring
         3/14/98                               92,250
  1,200 *Microsoft Corp.                       99,150
  5,000  Park Electrochemical Corp.           113,750
  4,000  Robbins & Myers, Inc.                100,000
  4,000 *Sun Microsystems, Inc.               102,750
  2,000 *Trimble Navigation, Ltd.              23,000
                                           ------------
                                             1,805,559
                                           ------------
          Finance & Insurance - 5.8%
  1,500  AMBAC, Inc.                           99,563
  4,000  Countrywide Credit Industries,       114,500
         Inc.
  1,000  Federal National Mortgage Assn.       37,250
  4,000 *Leasing Solutions, Inc.              103,000
  2,000  Merrill Lynch & Co., Inc.            163,000
  1,500  MGIC Investment Corp.                114,000
                                           -----------
                                              631,313
                                           -----------

   Shares                                       Value
COMMON STOCKS - continued
         Healthcare Products &
         Services - 13.1%
 5,000 * American Medical Response, Inc.     $162,500
 3,000   Arrow International, Inc.             86,250
 5,000   Beckman Instruments, Inc.            191,875
 2,850   Columbia / HCA Healthcare Corp.      116,137
 2,000   Johnson & Johnson                     99,500
 2,000   Lilly (Eli) & Co.                    146,000
 2,000 * Living Centers of America, Inc.       55,500
 1,000   McKesson Corp.                        56,000
 1,000   Merck & Co., Inc.                     79,250
 2,000   Pfizer, Inc.                         165,750
 2,000 * St. Jude Medical, Inc.                85,250
 6,000   Stryker Corp.                        179,250
                                         -------------
                                            1,423,262
                                         -------------
         Industrial Specialty Products
         & Services - 14.7%
 2,000   AptarGroup, Inc.                      70,500
   500 * Broderbund Software, Inc.             14,875
 3,000   Dover Corp.                          150,750
 6,000   Fisher Scientific
         International, Inc.                  282,750
 2,000   FlightSafety Int'l, Inc.             100,000
 1,200   Kaydon Corp.                          56,550
 5,500   Kysor Industrial Corp.               179,437
 2,000   Leggett & Platt, Inc.                 69,250
 1,000   Nacco Industries, Inc. Cl. A          53,500
 4,625 * Paxar Corp.                           79,781
 4,250   Snap-on, Inc.                        151,406
 6,000   Spartech Corp.                        66,750
 4,000   Teleflex, Inc.                       208,500
 2,900 * UCAR International, Inc.             109,113
                                         -------------
                                            1,593,162
                                         -------------
         Publishing, Broadcasting &
         Entertainment - 2.0%
 5,200   A. H. Belo Corp.                     181,350
 1,500 * Evergreen Media Corp. Cl. A           37,500
                                         -------------
                                              218,850
                                         -------------



   Shares                                       Value

          Real Estate - 4.0%
     500 *Alexander's, Inc.                    $39,563
   5,000  Evans Withycombe Residential, Inc.   105,000
   3,000 *HFS, Inc.                            179,250
   2,000  Starwood Lodging Trust               110,250
                                           ------------
                                               434,063
                                           ------------
          Retailing & Wholesale - 3.1%
   6,000 *Cole National Corp.                  157,500
   1,200 *Jones Apparel Group, Inc.             44,850
   5,000 *Leslie's Poolmart                     64,375
   2,000  Lowe's Cos., Inc.                     71,000
                                           ------------
                                               337,725
                                           ------------
          Thrift Institutions - 1.3%
   8,800  York Financial Corp.                 143,000
                                           ------------
          Transportation - 2.5%
   3,000 *Heartland Express, Inc.               73,125
   9,000  Southwest Airlines Co.               199,125
                                           ------------
                                               272,250
                                           -----------
          Total Common Stocks
          (cost $8,947,937)                  9,864,033
                                           ------------

 Principal
  Amount

SHORT-TERM INVESTMENTS - 11.0%
          Government Agency Notes & Bonds - 11.0%
          Federal Home Loan Mortgage Corp.
$800,000  5.60%, 1/7/97                        799,254
 400,000  5.43%, 1/21/97                       398,793
                                            -----------
          Total Short-Term Investments
          (cost $1,198,047)                  1,198,047
                                            -----------
          Total Investments - 101.8%
          (cost $10,145,984)                11,062,080

          Other Assets and
          Liabilities - net - (1.8%)          (199,614)
                                            -----------
          Net Assets - 100%                 $10,862,466
                                            ------------
* Non-income  producing  securities.
See  accompanying  notes to financial statements.

                                EVERGREEN VA FUND
                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
Investments at value (identified cost $10,145,984)..............    $11,062,080
     Cash.......................................................         35,239
     Unamortized organization expenses..........................         18,035
     Dividends receivable.......................................          9,099
     Prepaid expenses............................................         8,240
                                                                     -----------
       Total assets.........................................         11,132,693
                                                                     -----------

Liabilities:
     Payable for investment securities purchased.................       230,680
     Accrued expenses.............................................       39,547
                                                                     -----------
       Total liabilities........................................        270,227
                                                                     -----------
Net assets.......................................................   $10,862,466
                                                                     ===========

Net assets consist of:
     Paid-in capital.............................................  $  9,931,411
     Distributions in excess of net investment income...........         (1,372)
     Undistributed net realized gain on investments...........           16,331
     Net unrealized appreciation of investments..................       916,096
                                                                    -----------
       Net assets..............................................     $10,862,466
                                                                     ===========

Calculation of net asset value per share:
     Based on 952,206shares of beneficial interest outstanding
     (unlimited shares authorized of $.0001 par value) .............     $11.41
                                                                         ======
See accompanying notes to financial statements.

                                EVERGREEN VA FUND
                             Statement of Operations
                    March 1, 1996* through December 31, 1996


Investment income:
     Dividends (net of foreign withholding taxes $45).........    $      47,970
     Interest................................................            46,702
                                                                   ------------
Total investment income ..............................                   94,672

Expenses:
     Advisory fee.........................................     $ 48,143
     Administrative personnel and service fees.................   2,372
     Custodian fee.....................................          31,844
     Professional fees........................................   17,999
     Transfer agent expense....................................   6,872
     Reports and notices to shareholders.......................   6,000
     Amortization of organization expenses......................  3,632
     Trustee fees and expenses................................    1,499
     Miscellaneous.....................................           1,998
                                                                --------
       Total expenses........................................   120,359
     Less: Fee waivers and expense reimbursements..........     (69,684)
                                                                --------
Net expenses...................................................          50,675
                                                                        --------
Net investment income........................................            43,997
                                                                        --------
Net realized and unrealized gain on investments:
     Net realized gain on investments transactions...................    42,797
     Net  unrealized appreciation of investments...................     916,096
                                                                      ---------
Net gain on investments............................................     958,893
                                                                     ----------
Net increase in net assets resulting from operations............     $1,002,890
                                                                     ==========

* Commencement of operations.

See accompanying notes to financial statements.

                                EVERGREEN VA FUND
                       Statement of Changes in Net Assets
                    March 1, 1996* through December 31, 1996


Increase (decrease) in net assets:
Operations:
     Net investment income......................................   $ 43,997
     Net realized gain on investments transactions..........         42,797
     Net unrealized appreciation of investments.............        916,096
                                                               ------------
       Net increase in net assets resulting from operations.      1,002,890
                                                                -----------
Distributions to shareholders:
     From net investment income.............................        (43,997)
     In excess of net investment income.....................         (1,372)
     From net realized gain on investments transactions.....        (26,466)
                                                               -------------
       Total distributions to shareholders..................        (71,835)
                                                               -------------
Fund share transactions:
     Proceeds from shares sold................................... 10,637,851
     Proceeds from reinvestment of distributions................      71,835
     Payments from shares redeemed..............................    (811,608)
                                                                -------------
       Net increase resulting from Fund share transactions......   9,898,078
                                                                -------------
       Net increase in net assets.............................    10,829,133
Net assets:
     Beginning of period...........................................   33,333
                                                                 ------------
     End of period (including distributions in excess of
       net investment income of $1,372).......................... $10,862,466

Shares of Beneficial Interest:
     Shares sold.................................................   1,018,981
     Issued on reinvestment of distributions..................          6,296
     Shares redeemed..............................................    (76,404)
                                                                 -------------
Total net increase resulting from Fund share transactions.....        948,873
                                                                 =============

* Commencement of operations.

See accompanying notes to financial statements

                               EVERGREEN VA FUND
                              Financial Highlights
                    March 1, 1996* through December 31, 1996


Per Share Data :
Net asset value, beginning of period........................             $10.00
Income from investment operations:
     Net investment income.............................................     .05
     Net realized and unrealized gain on investments............           1.44
                                                                        -------
Total income from investment operations...........................         1.49
                                                                        -------
Less distributions to shareholders from:
     Netinvestment income...........................................      (.05)
     Net realized gain on investments..................................   (.03)
                                                                       --------
      Total distributions.......................................          (.08)
                                                                        --------
Net asset value, end of period...........................................$11.41
                                                                         ======
Total Return+......................................................       14.9%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).........................      $10,862
Ratios to average net assets:
Expenses.................................................................1.00%#
     Net investment income............................................... .87%#
Portfolio turnover rate..................................................   6%
Average commission rate paid per share...............................   $0.0661

*    Commencement of operations.
+    Total return is  calculated  on net asset value per share for the periods indicated and is not annualized.
#    Annualized and net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:
                                                           March 1, 1996*
                                                              through
                                                             December 31,
                                                               1996
     Expenses................................................ 2.38%
     Net investment loss..................................... (.51%)

                  See accompanying notes to financial statements.

                          EVERGREEN VA FOUNDATION FUND


A Report From Your
Portfolio Manager
Stephen A. Lieber

         Since its inception on March 1, 1996, Evergreen VA Foundation Fund provided a 15.3% total return through December 31. Nineteen-ninety six was a challenging year to start this Fund, with a substantial decline in the United States government bond market leading your management to make minimal initial bond commitments, followed by further purchases on bond market weakness. Profits were achieved on all bond commitments by year-end.

         Inflation fears led to a rising so-called "inflation premium" in the bond market, bringing the sharp decline through May. These fears were stimulated by the publication of statistics showing a rising trend of employment. While our forecasts and analysis of current trends did not suggest that inflation would increase - which proved correct in full-year statistics - nonetheless, we recognized that in the prevailing environment, we could best seek returns by allocating to a higher proportion of stocks in the portfolio. By year-end, the asset allocation was 73.2% in equities, 21.6% in intermediate and long-term bonds, and 5.2% in short-term investments and cash equivalents, as compared with the allocation at the Fund's first month-end of 38.8% in equities, 7.6% in long-term bonds, and 53.6% in short-term cash equivalents. While striving to maintain a low-risk and comparatively high-yield portfolio of the highest quality bonds as a risk-averse core for the Fund's investments, the Fund also seeks to provide capital appreciation primarily through common stocks.

         Our strategy for the use of cash equivalents was to treat these funds as a reserve to buy common stocks in periods of market volatility, sector or company weakness. They allowed for a quick and sizable response to the appearance of what your management considered to be bargain buying opportunities. There were several opportunities for such purchases during the year. During the major decline in the summer, dynamic growth companies were added to the portfolio on an undervalued basis. Sizable returns were achieved by year-end in purchases such as: Apartment Investment & Management Co. +51.1%; Applied Power, Inc., +39.9%; and Medtronic, Inc., +35.5%. During the tax-loss selling period at year-end, we had further opportunities to purchase growth stocks on a value basis. Among these new positions were Frontier Corp. and CarrAmerica Realty Corp.

         The strategy of buying growth stocks on a value basis provided substantial appreciation since the inception of the Fund. The Fund's top ten holdings in terms of performance in the portfolio included Apartment Investment & Management Co. , Applied Power, Inc., and Medtronic Inc., mentioned above, Intel Corp., +126.9%; Microsoft Corp., +75.7%; Harman International Industries, Inc., +50.8%; Leggett & Platt, Inc., +47.6%; Raymond James Financial, Inc., +40.3%; Conrail, Inc., +34.6%; and Cisco Systems, Inc., +34.1%.

     The bottom ten performers for the fiscal year declined between 7.0% and 30.8%. Seven of these ten have reversed their 1996 declines subsequent to the fiscal year-end.
         An important factor in both realized and unrealized gains for the fiscal year was corporate mergers and acquisitions, even though the Fund is only ten months old. Typically, the Evergreen Funds, which are focused on the purchase of growth on an undervalued basis, find that a significant percentage of holdings are subsequently acquired by other corporations. The results of this Fund in 1996 followed the pattern. Six of the Fund's 76 holdings received acquisition bids during the year. Two of the acquisitions were completed, with gains of 32.4% in the case of First Colony Corp., which was acquired by General Electric Co.,





Figures represent past performance which is no guarantee of future results. *Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.

                          EVERGREEN VA FOUNDATION FUND


A Report From Your
Portfolio Manager (continued)

     and 10.4% in U. S. HealthCare, Inc., one of the original holdings of the Fund, which was sold after the acquisition announcement byAetna, Inc. The Fund's position in PHH Corp., was sold after the acquisition announcement by HFS, Inc. for a 70.3% gain. We then purchased additional shares during tax-loss selling at year-end. Baybanks, Inc. was also purchased for the Fund at its inception, but after the acquisition announcement by BankBoston Corp. The Fund received the Bank of Boston Corp. shares at a gain of 14.1% over the cost of the Baybanks, Inc. shares, and we continue to hold them in the portfolio. The pending acquisitions as of year-end are FlightSafety International, Inc., Conrail, Inc., and Standard Federal Bancorporation, Inc.

         Several gains were taken during the fiscal year as well. These ranged from 31.5% in the shares of Monsanto Co. after a three-month holding period, to 13.9% in shares of Tupperware Corp., after a two-month period, to 11.6% in Bankers Trust New York Corp. after a six-month period, to 10.1% in a partial sale of Merrill Lynch & Co., Inc., after a three-month period.
         While seeking companies whose undervaluation may be eventually realized through acquisition, we also concentrate research and stock selection on companies which are in the process of a corporate restructuring which will unlock values. One such holding purchased during the year in this category was the shares of E. I. Du Pont de Nemours & Co., Inc. We see its potential not merely as unlocking values, but also as transitioning the company into concentrating on its growth potential. This is consistent with our whole "value-timing" strategy of seeking undervalued growth opportunities. Entering the new year, we see the Fund as positioned for an environment of moderate economic growth with inflation held in check. The best investment returns are likely to come from companies with outstanding new products or services, the ability to generate new markets, or to reveal underlying, but hitherto obscured growth trends. We believe such equities should outperform the market. Our fixed income commitment will continue to be subject to adjustment, as business trends and underlying economic pressures materialize. We anticipate that this will be a year of much more governmental effort to achieve a long-term budget solution, which should further deflate investor inflationary expectations. The economy should continue to have limited price rises due to heightened international competition, as a consequence of the increase of the dollar versus other currencies, and of the spread of industrial capacity worldwide. Corporations will, we believe, continue to show voracious appetites for buying other companies to supplement their own growth potential, while utilizing the excess cash generated in the strong economy of the last few years to buy back their shares and, thus, provide enhanced earnings power for continuing shareholders. This is an environment which, we believe, will prove favorable for the present positioning of the Fund.

         Our research and portfolio management group, and our entire staff, appreciate the confidence shown in us by the many new shareholders who have joined the Fund in this our inaugural year.

                          EVERGREEN VA FOUNDATION FUND
                                 Results to Date


Performance of $10,000 invested in the Evergreen VA Foundation Fund

The graph below compares a $10,000 investment in the Evergreen VA Foundation Fund with a similar investment in the S&P 500 Index and the Lipper Balanced Funds Average.
                       Evergreen VA   Lipper Balanced     S&P
                    Foundation Fund   Funds Average     500 Index
              03/01/96*  $10,000         $10,000         $10,000
              03/31/96    $9,830         $10,038         $10,096
              04/30/96    $9,890         $10,104         $10,245
              05/31/96   $10,030         $10,207         $10,510
              06/30/96   $10,070         $10,241         $10,550
              07/31/96    $9,770          $9,978         $10,083
              08/31/96   $10,000         $10,135         $10,296
              09/30/96   $10,470         $10,510         $10,876
              10/31/96   $10,800         $10,733         $11,176
              11/30/96   $11,650         $11,233         $12,021
              12/31/96   $11,528         $11,095         $11,783

* Commencement of operations.

     Past performance is not predictive of future performance results. Mutual Funds are not obligations of, or guaranteed by, any bank and are not federally insured.

For the purposes of the graph and accompanying table, it has been assumed that all recurring fees (including the investment advisory fee) were deducted and all dividends and distributions were reinvested.

The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                          EVERGREEN VA FOUNDATION FUND
                            Statement of Investments
                                December 31, 1996

Shares                                          Value
COMMON STOCKS - 73.2%
        Banks - 5.8%
1,320   Bank of Boston Corp.                  $84,810
3,000   Comerica, Inc.                        157,125
3,000   First of America Bank Corp.           180,375
8,000   Seacoast Banking Corp. of
        Florida Cl. A                         208,500
5,000   Standard Federal Bank                 284,375
                                        --------------
                                              915,185
                                        --------------
        Building, Construction &
        Furnishings - 3.4%
 3,000   Armstrong World Industries, Inc       208,500
 7,000   Continental Homes Holding Corp.       148,750
16,700 * Pacific Greystone Corp.               183,700
                                         --------------
                                               540,950
                                         --------------
         Business Equipment &
         Services - 2.2%
 2,000 * Cisco Systems, Inc.                   127,250
 1,500   International Business
         Machines Corp.                        226,500
                                          --------------
                                               353,750
                                          --------------
          Chemical & Agricultural
          Products - 4.9%
  3,000   Du Pont (E.I.) de Nemours             283,125
  7,000   Morton International, Inc.            285,250
  8,500   Schulman (A.), Inc.                   208,250
                                          --------------
                                                776,625
                                          --------------
          Communication Systems &
          Services - .5%
  2,000   Sprint Corp.                           79,750
                                          --------------
          Consumer Products &
          Services - 2.6%
  2,300   Goodyear Tire & Rubber Co.(The)       118,162
  4,000   International Flavors &
          Fragrances, Inc.                      180,000
  1,000   Procter & Gamble Co. (The)            107,500
                                          --------------
                                                405,662
                                          --------------
          Diversified Companies - 4.3%
 10,000   Frontier Corp.                        226,250
  1,200   General Electric Co.                  118,650
  2,000   Minnesota Mining & Mortgage Co.       165,750
  3,000   PPG Industries, Inc.                  168,375
                                          --------------
                                                679,025
                                          --------------
  Shares                                         Value
          Electrical Equipment &
          Electronics - 10.4%
  4,000   AMP, Inc.                            $153,500
  4,000   Avnet, Inc.                           233,000
  4,300   Harman International
          Industries,Inc.                       239,188
  7,000   Hewlett-Packard Co.                   351,750
  3,000   Intel Corp.                           392,812
  2,000 * Microsoft Corp.                       165,250
  4,000 * Sun Microsystems, Inc.                102,750
                                            -------------
                                              1,638,250
                                            -------------

          Energy - .7%
    600   Consolidated Natural Gas Co.           33,150
    800   Exxon Corp.                            78,400
                                            -------------
                                                111,550
                                            -------------
          Finance & Insurance - 11.9%
  2,800   Allstate Corp. (The)                  162,050
  2,000   American International Group, Inc.    216,500
  3,000   Beneficial Corp.                      190,125
  4,000   Countrywide Credit Industries, Inc.   114,500
  7,200   Federal National Mortgage Assn.       268,200
  2,300   Marsh & McLennan Co., Inc.            239,200
  1,500   Merrill Lynch & Co., Inc.             122,250
  2,000   MGIC Investment Corp.                 152,000
  5,000   NAC RE Corp.                          169,375
  5,000   Raymond James Financial, Inc.         150,625
  2,000   Torchmark Corp.                       101,000
                                            -------------
                                               1,885,825
                                            -------------
           Healthcare Products &
           Services - 6.5%
  2,000   Abbott Laboratories                   101,500
  2,000   American Home Products Corp.          117,250
  4,050   Columbia/HCA Healthcare Corp.         165,037
  2,400   Johnson & Johnson                     119,400
  3,000   Lilly (Eli) & Co.                     219,000
  3,000 * Living Centers of America, Inc.        83,250
  2,000   Medtronic, Inc.                       136,000
  1,100   Merck & Co., Inc.                      87,175
                                           -------------
                                              1,028,612
                                           -------------

 Shares                                          Value
COMMON STOCKS - continued
         Industrial Specialty Products
         & Services - 6.2%
 3,000   Applied Power, Inc.                  $118,875
 3,000   Corning, Inc.                         138,750
 3,500   FlightSafety Int'l, Inc.              175,000
 3,000   Leggett & Platt, Inc.                 103,875
 3,000   PHH Corp.                             129,000
 5,000   Snap-On, Inc.                         178,125
 3,000   Timken Co. (The)                      137,625
                                         --------------
                                               981,250
                                         --------------
         Machinery - Diversified - .8%
 3,000   Deere & Co.                           121,875
                                         --------------
         Publishing, Broadcasting &
         Entertainment - .2%
   300   Disney Walt Co. (The)                  20,888
   400   Time Warner, Inc.                      15,000
                                         --------------
                                                35,888
                                         --------------
          Real Estate - 8.1%
  7,000   Apartment Investment &
          Management Co.                        197,750
  7,000   Capstead Mortgage Corp.               168,000
  5,000   CarrAmerica Realty Corp.              146,250
  2,000   Columbus Realty Trust                  45,500
  6,000   Crescent Real Estate Equities,Inc.    316,500
 10,000   Crown American Realty Trust            75,000
  2,000   Evans Withycombe Residential,Inc.      42,000
  4,000   Horizon Group, Inc.                    79,500
  3,000   Marriott International, Inc.          165,750
  1,900   Oasis Residential, Inc.                43,225
                                          -------------
                                              1,279,475
                                          -------------
          Retailing & Wholesale - 2.6%
  4,000   Lowe's Cos., Inc.                     142,000
  4,000   Mercantile Stores Co., Inc.           197,500
  2,000   Walgreen Co.                           80,000
                                         --------------
                                                419,500
                                         --------------


  Shares                                         Value

           Thrift Institutions - .8%
   2,000   Golden West Financial Corp.          $126,250
                                            -------------
           Transportation - 1.3%
   2,000   Conrail, Inc.                         199,250
                                            -------------
           Total Common Stocks
           (cost $10,218,877)                 11,578,672
                                            -------------
 Principal
  Amount
U.S.GOVERNMENT
& AGENCY OBLIGATIONS - 21.6%
             Treasury Notes & Bonds - 21.6%
             U.S. Treasury Bonds
$1,000,000   7.125%, 2/15/23                   1,043,750
 2,000,000   6.25%, 8/15/23                    1,875,000
   500,000   U.S. Treasury Note
             6.50%, 8/15/05                      503,594
                                           -------------
             Total U.S. Government &
             Agency Obligations
             (cost $3,339,328)                 3,422,344
                                            -------------
SHORT-TERM INVESTMENTS - 11.7%
              Bonds - 11.7%
  1,250,000   Federal Home Loan Bank
              5.40%, 1/28/97                   1,244,937
    600,000   Federal Home Loan Mortgage Corp.
              5.50%, 1/6/97                      599,542
                                            -------------

              Total Short-Term Investments -
                  (cost $1,844,479)            1,844,479
                                            -------------
              Total Investments - 106.5%
                  (cost $15,402,684)          16,845,495
              Other Assets and
              Liabilities - net - (6.5%)     (1,033,211)
                                           -------------
              Net Assets - 100%              $15,812,284
                                           -------------




* Non-income  producing  securities.
See  accompanying  notes to financial statements.

                          EVERGREEN VA FOUNDATION FUND
                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investments at value (identified cost $15,402,684).......   $16,845,495
     Dividends and interest receivable...........................     98,777
     Unamortized organization expenses...........................     18,035
     Prepaid expenses.................................                 8,568
                                                                 ------------
       Total assets............................................   16,970,875
                                                                 ------------

Liabilities:
     Due to custodian bank ...................................       441,182
     Payable for investment securities purchased.............        676,323
     Accrued expenses..............................................   41,086
                                                                 ------------
       Total liabilities......................................     1,158,591
                                                                 ------------
Net assets.....................................................  $15,812,284
                                                                 ============

Net assets consist of:
     Paid-in capital.........................................    $14,146,223
     Distributions in excess of net investment income.........        (2,920)
     Undistributed net realized gain on investments...........       226,170
     Net unrealized appreciation of investments.................   1,442,811
                                                                -------------
       Net assets.............................................   $15,812,284
                                                                 ===========

Calculation of net asset value per share:
     Based on 1,398,348 shares of beneficial interest outstanding
     (unlimited shares authorized of $.0001 par value) ............   $11.31
                                                                      ======
See accompanying notes to financial statements.

                          EVERGREEN VA FOUNDATION FUND
                             Statement of Operations
                    March 1, 1996* through December 31, 1996


Investment income:
     Dividends ............................................          $   115,470
     Interest....................................................        187,036
                                                                    ------------
Total investment income ......................................           302,506

Expenses:
     Advisory fee........................................  $ 67,460
     Administrative personnel and service fees...........     3,818
     Custodian fee.......................................    31,172
     Professional fees...................................    17,999
     Transfer agent expense...............................    6,872
     Reports and notices to shareholders.................     6,000
     Amortization of organization expenses...............     3,632
     Trustee fees and expenses........................        1,499
     Miscellaneous.......................................     1,999
                                                           --------
       Total expenses.....................................  140,451
     Less: Fee waivers and expense reimbursements........   (58,681)
Net expenses......................................................        81,770
                                                                     -----------
Net investment income...............................................     220,736
                                                                     -----------
Net realized and unrealized gain on investments:
     Net realized gain on investments transactions.........              304,381
     Net  unrealized appreciation of investments...........            1,442,811
                                                                      ----------
Net gain on investments....................................            1,747,192
                                                                      ----------
Net increase in net assets resulting from operations.......           $1,967,928
                                                                      ==========

* Commencement of operations.

See accompanying notes to financial statements.

                          EVERGREEN VA FOUNDATION FUND
                       Statement of Changes in Net Assets
                    March 1, 1996* through December 31, 1996


Increase (decrease) in net assets:
Operations:
     Net investment income........................................ $    220,736
     Net realized gain on investments transactions............          304,381
     Net unrealized appreciation of investments...............        1,442,811
                                                                     ----------
       Net increase in net assets resulting from operations...        1,967,928
                                                                    -----------
Distributions to shareholders:
     From netinvestment income......................................   (220,736)
     In excess of net investment income.......................           (2,920)
     From net realized gain on investments transactions.......          (78,211)
                                                                  --------------
       Total distributions to shareholders......................       (301,867)
                                                                   -------------
Fund share transactions:
Proceeds from shares sold........................................    14,456,301
     Proceeds from reinvestment of distributions..............          301,867
     Payments from shares redeemed............................         (645,278)
                                                                   -------------
       Net increase resulting from Fund share transactions....       14,112,890
                                                                    ------------
       Net increase in net assets................................    15,778,951
Net assets:
     Beginning of period..........................................       33,333
                                                                    -----------
     End of period (including distribution in excess of net
       investment ncome of $1,372)..................................$15,812,284
                                                                    ===========
Shares of Beneficial Interest:
     Shares sold..................................................    1,429,795
     Issued on reinvestment of distributions......................       26,433
     Shares redeemed.............................................       (61,213)
                                                                    ------------
Total net increase resulting from Fund share transactions..........   1,395,015
                                                                    ============

* Commencement of operations.

See accompanying notes to financial statements

                          EVERGREEN VA FOUNDATION FUND
                              Financial Highlights
                    March 1, 1996* through December 31, 1996


Per Share Data :
Net asset value, beginning of period.................................   $10.00
Income from investment operations:
     Net investment income...............................................  .16
     Net realized and unrealized gain on investments.........             1.37
                                                                       -------
Total income from investment operations..........................         1.53
                                                                       -------
Less distributions to shareholders from:
Net investment income................................................    (.16)
     Net realized gain on investments................................    (.06)
                                                                       -------
      Total distributions......................................          (.22)
                                                                       --------
Net asset value, end of period...........................................$11.31
                                                                         ======
Total Return+............................................................ 15.3%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)...............                $15,812
Ratios to average net assets:
Expenses.................................................................1.00%#
     Net investment income...............................................2.70%#
Portfolio turnover rate.....................................................12%
Average commission rate paid per share..........................        $0.0675

*    Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. # Annualized and net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:
                                                               March 1, 1996*
                                                                  through
                                                                December 31,
                                                                   1996
     Expenses......................................................1.72%
     Net investment income ........................................1.98%

        See accompanying notes to financial statements.

                      EVERGREEN VA GROWTH AND INCOME FUND


A Report From Your
Portfolio Manager
Edmund Nicklin, Jr.

         The first ten months of operation for the Evergreen VA Growth and Income Fund were successful. At the Fund's inception on March 1, 1996, undervalued companies with a catalyst present to close the valuation were identified and purchased for the Fund. Implementation of this strategy reduced the cash position to approximately 18% by fiscal year-end on December 31. Performance of the Fund during this start-up phase can be judged satisfactory despite the retarding impact of the large cash position and the preference by equity investors for larger capitalization issues rather than the small or mid-capitalization companies that form the bulk of the portfolio. For the ten-month period ended December 31, 1996, the Evergreen VA Growth and Income Fund provided a total return of 19%. During this period, the corresponding result for S&P 500 Reinvested Index** was a total return of 17.8%, while the S&P MidCap 400 Reinvested Index** provided a return of 12.7%.

Portfolio Highlights
         Economic growth in 1996 was marked by its lack of consistency. The strong first half which was characterized by rapid job growth and low unemployment produced an inflation scare in July, that included a one-month correction in the stock market. Evidence of economic slowing during the third quarter allowed the equity markets to recover from the July lows and advance through year-end. After the July correction, many smaller and mid-capitalization issues did not recover their losses and lagged behind larger capitalization issues as measured by the S&P 500. Indeed, five companies - International Business Machines Corp., Intel Corp., Microsoft Corp., Coca-Cola Co., and General Electric Co., - accounted for nearly one quarter of the price gain for the S&P 500 in 1996. Despite the narrowness of the equity market advance for the full year, the weighting of the Fund in mid-capitalization issues and the dampening impact of cash during this start-up phase, opportunistic stock selections prevailed.

         The best performing industry for the Fund during 1996 was energy. Forcenergy, Inc., Oryx Energy Company and Atwood Oceanics, Inc., with gains of 203%, 86%, and 64% respectively, were among the five largest gainers in the Fund. Forcenergy Inc., a small independent exploration company, produced its exceptional stock price gain by dramatically increasing its reserves through exploratory drilling successes on acquired properties in the Gulf of Mexico. Oryx Energy benefited from higher oil and natural gas prices along with sufficient exploration successes to replace production during 1996. Atwood
Oceanics, an operator of semi-submersible drilling rigs, was able to substantially raise day rates for its equipment as a result of increased exploration activity for hydrocarbons worldwide.

         The Fund also benefited from the acquisition of three portfolio companies during its first ten months of operation. Landmark Graphics, a supplier of software and consulting services for seismic evaluations to the oil and gas industry, was acquired by the Halliburton Co. EZ Communications, Inc., agreed to be acquired by American Radio as part of the rapid consolidation among radio broadcasters in the aftermath of the passage of the Telecommunications Act of 1996. Liberty Bancorp agreed to an acquisition by BancOne Corp. at year-end as part of the consolidation that has been underway in the U.S. banking industry since the mid-1980s. Unfortunately, not all undervalued companies experience the elimination of a valuation discount as quickly as these three. Three portfolio holdings - Wackenhut Corp. Class B, Sensormatic Electronics Corp. and Katz Media Group, Inc., were available at year-end 1996 at an additional discount exceeding 25%.

Figures represent past performance which is no guarantee of future results. *Performance figures include reinvestment of income dividend and capital gain distributions. Investment return and principal value will fluctuate. Investors' shares, when redeemed, may be worth more or less than their original cost.
**The S&P 500 Reinvested Index is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Corp. The S&P MidCap 400 Reinvested Index is an unmanaged reinvested index. An investment can not be made in an index.

                       EVERGREEN VA GROWTH AND INCOME FUND


A Report From Your
Portfolio Manager (continued)

Economic Outlook
         As noted earlier, the economy in 1996 exhibited a pronounced quarterly ebb and flow. The economy accelerated from its lackluster growth in late 1995 before real Gross Domestic Product growth slowed in the third quarter and re-accelerated in the fourth to a rate economists now estimate may approach 4%. Short-term interest rates remained stable for the remainder of 1996 after the Federal Open Market Committee easing in February. The 30-year Treasury bond yield started 1996 at 6%, rose 125 basis points by June, and then reacted to evidence of economic slowing in the third quarter to finish the year at 6.6%. The primary concern for the domestic financial markets as 1997 begins is economic growth above the Federal Reserve's target of 2.5%. Growth above this level for an extended period would reduce current low unemployment to critical levels thereby creating the potential for wage increases that exceed productivity growth. Given the importance of wage increases to inflation statistics, if this were to occur it would undoubtedly cause long-term interest rates to rise and eventually cause the Federal Reserve to raise short-term interest rates in an effort to retain the gains won against inflation in the preceding decade. The increase in long-term and short-term interest rates would negatively impact the equity markets.

         Currently, the usual early indicators of inflation are not signaling its imminent arrival. The price of gold declined through 1996 even though energy costs have risen substantially. The various non-energy commodity indexes also exhibit no sign of impending inflation. The preferred scenario for 1997 for investors would be a continuation of the economic performance achieved in 1996 which would provide interest rate stability. Fiscal policy restraint is likely in 1997 which would provide additional support for the bond market. Voters in the November 1996, elections expressed a preference for divided Federal government to force ideological balance and a desire for cooperation between the legislative and executive branches. A compromise that reduces the growth of Medicare spending would rein in one of the fastest growing entitlement programs in the Federal budget, setting the stage for a broader compromise on balancing the Federal budget within the next few years increasing fiscal restraint. Such action would help to stabilize or even decrease interest rates.

         Interest rate stability plus earnings growth provide the basis for the equity markets to move forward in 1997. However, the upside for the S&P 500 seems limited. Operating earnings for the Index increased approximately 6% during 1996. It seems unlikely that earnings growth for the S&P 500 in 1997 will exceed 1996 growth given recent U.S. dollar appreciation and the age of the economic recovery suggesting modest upside for the Index in 1997. Even with stable interest rates supporting equity values and individual security selection focused upon relatively undervalued medium and smaller capitalization issues, the time-tested portfolio strategy used by the Evergreen Growth and Income Fund will be important for performance of the Evergreen VA Growth and Income Fund in 1997.

                       EVERGREEN VA GROWTH AND INCOME FUND
                                 Results to Date


Performance of $10,000 invested in the Evergreen VA Growth and Income Fund

The graph below compares a $10,000 investment in the Evergreen VA Growth and Income Fund with a similar investment in the S&P 500 Index and the Lipper Growth and Income Funds Average.


                      Evergreen VA     Lipper Growth
                       Growth and        & Income          S&P
                       Income Fund     Funds Average       500
              03/01/96*  $10,000         $10,000         $10,000
              03/31/96   $10,250         $10,127         $10,096
              04/30/96   $10,510         $10,282         $10,245
              05/31/96   $10,620         $10,432         $10,510
              06/30/96   $10,710         $10,388         $10,550
              07/31/96   $10,250          $9,964         $10,083
              08/31/96   $10,650         $10,264         $10,296
              09/30/96   $11,150         $10,723         $10,876
              10/31/96   $11,170         $10,967         $11,176
              11/30/96   $11,939         $11,673         $12,021
              12/31/96   $11,899         $11,560         $11,783


* Commencement of operations.

     Past performance is not predictive of future performance results. Mutual Funds are not obligations of, or guaranteed by, any bank and are not federally insured.

For the purposes of the graph and accompanying table, it has been assumed that all recurring fees (including the investment advisory fee) were deducted and all dividends and distributions were reinvested.

The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                       EVERGREEN VA GROWTH AND INCOME FUND
                            Statement of Investments
                                December 31, 1996

 Shares                                        Value
COMMON  STOCKS - 82.8%
        Banks - 2.5%
 5,100  Liberty Bancorp, Inc.                $253,725
 3,100  Susquehanna Bancshares, Inc.          107,338
                                          -------------
                                              361,063
                                          -------------
        Building, Construction &
        Furnishings - 1.4%
14,000 *Furniture Brands International, Inc.  196,000
                                           -------------
        Business Equipment &
        Services - 16.9%
 5,000  Air Express International Corp.       161,250
 5,000 *Compuware Corp.                       250,625
15,000  Harper Group, Inc. (The)              356,250
16,500 *Metromail Corp.                       301,125
15,000  Pittston Brink's Group                405,000
14,000  Pittston Burlington Group             280,000
15,000 *Platinum Technology                   204,375
 6,000 *Policy Management Systems Corp.       276,750
 6,000  Sensormatic Electronics Corp.         100,500
 7,000  Wackenhut Corp. (The) Cl. B           106,750
                                         -------------
                                            2,442,625
                                         -------------
        Chemical & Agricultural
        Products - 4.6%
 1,300  Air Products & Chemicals, Inc.         89,862
10,000  Engelhard Corp.                       191,250
 6,000  Grace (W.R.) & Co.                    310,500
 1,000  Pioneer Hi-Bred International, Inc.    70,000
                                         -------------
                                              661,612
                                         -------------
        Communication Systems &
        Services - .7%
 4,000 *AirTouch Communications               101,000
                                         -------------
        Consumer Products &
        Services - 1.7%
 1,000  CPC International, Inc.                77,500
 1,500  Philip Morris Cos., Inc.              168,938
                                          -------------
                                              246,438
                                          -------------

 Shares                                        Value

         Diversified Companies - 2.2%
  5,500  Morton International, Inc.          $224,125
  4,000  ITT Industries, Inc.                  98,000
                                          -------------
                                              322,125
                                          -------------
         Electrical Equipment &
         Services - 2.5%
 10,000  AVX Corp.                            215,000
  5,000 *Unitrode Corp.                       146,875
                                         -------------
                                              361,875
                                        -------------
         Energy - 9.6%
  2,000 *Atwood Oceanics, Inc.                127,000
  7,000 *Forcenergy, Inc.                     253,750
  1,722  Halliburton Co.                      103,751
    500  Kerr-McGee Corp.                      36,000
 10,000 *Oryx Energy Co.                      247,500
 15,500 *Santa Fe Energy Resources, Inc.      215,062
 20,000  Southwestern Energy Co.              302,500
  3,000  Williams Cos., Inc. (The)            112,500
                                         -------------
                                            1,398,063
                                         -------------
         Finance & Insurance - 1.4%
  1,500  Federal Home Loan Mortgage           165,188
         Corp.
  1,000  Federal National Mortgage
         Association                           37,250
                                         -------------
                                              202,438
                                         -------------
         Forest Products - 1.5%
 10,000  Deltic Timber Corp.                  216,250
                                          -------------
         Healthcare Products &
         Services - 10.6%
  1,000  Abbott Laboratories                   50,750
    500 *Amgen, Inc.                           27,187
  5,000 *Health Systems International,Inc.    123,750
  8,500 *Lincare Holdings, Inc.               348,500
  7,500 *Living Centers of America,Inc.       208,125
  5,000  Manor Care, Inc.                     135,000
  2,000  McKesson Corp.                       112,000
    500  Schering-Plough Corp.                 32,375
  5,000 *Vencor, Inc.                         158,125
    800  Warner-Lambert Co.                    60,000
 10,000  West Co., Inc. (The)                 282,500
                                           -------------
                                            1,538,312
                                           -------------


 Shares                                         Value
COMMON STOCKS - continued
         Industrial Specialty Products
         Services - 7.7%
  6,500  Borg-Warner Automotive, Inc.         $250,250
  4,500  Ingersoll Rand Co.                    200,250
  3,000 *Lone Star Industries, Inc.            110,625
 14,000 *Strattec Security Corp.               255,500
  7,000  Sundstrand Corp.                      297,500
                                          -------------
                                             1,114,125
                                          -------------

         Leisure & Tourism - 2.2%
  5,000 *Choice Hotels International,           88,125
         Inc.
 10,000  Gaylord Entertainment Co. Cl. A       228,750
                                          -------------
                                               316,875
                                          -------------
         Publishing, Broadcasting &
         Entertainment - 9.7%
  8,500 *EZ Communications, Inc. Cl. A         311,312
 11,500 *Jacor Communications, Inc.            314,812
  5,000 *Katz Media Group, Inc.                 56,250
  7,000 *Lin Television Corp.                  295,750
  4,500  TCA Cable TV, Inc.                    135,563
  5,500  Time Warner, Inc.                     206,250
  2,800 *Young Broadcasting Inc. Cl. A          81,900
                                          -------------
                                             1,401,837
                                           ------------
         Retailing & Wholesale - .3%
  2,000 *Carson Pirie Scott & Co.               50,500
                                          -------------
         Thrift Institutions - 2.2%
  1,000  Washington Mutual, Inc.                43,313
  7,500  Webster Financial Corp.               275,625
                                          -------------
                                               318,938
                                          -------------
         Transportation - 3.4%
  1,000  Burlington Northern Santa Fe           86,375
  4,500  Kansas City Southern Industries,
         Inc.                                  202,500
  3,500  Union Pacific Corp.                   210,437
                                           -------------
                                               499,312
                                           -------------

  Shares                                        Value

         Utilities - Electric - 1.7%
  9,000  TNP Enterprises, Inc.                $246,375
                                            -------------

         Total Common Stocks
          (cost $10,571,972)                11,995,763
                                            -------------

  PREFERRED STOCKS - 0.0% (a)
           Healthcare Products &
           Services - 0.0%
    3,500 *Fresenius National Med Care,
           Inc. Cl. D (cost $736)                   455
                                           -------------
 Principal
 Amount
 SHORT-TERM INVESTMENTS- 17.8%
           Government Agency Notes &
            Bonds - 17.0%
           Federal Farm Credit Bank
 $150,000  5.40%, 1/21/97                       149,550
  150,000  5.41%, 2/3/97                        149,256
           Federal Home Loan Mortgage
           Corp.
  340,000  5.34%, 1/14/97                       339,344
  290,000  5.39%, 1/30/97                       288,741
1,650,000  Federal National Mortgage
           Association, 5.31%, 1/17/97        1,646,106
                                           -------------
           Total Short-Term Investments
           (cost $2,572,997)                  2,572,997
                                          -------------
           Total Investments - 100.6%
           (cost $13,145,705)                14,569,215
           Other Assets and
           Liabilities - net (.6%)              (85,368)
                                            -------------
           Net Assets -100%                 $14,483,847
                                            -------------


* Non-income producing securities.
(a) Less than one tenth of one percent.


See accompanying notes to financial statements.

                       EVERGREEN VA GROWTH AND INCOME FUND
                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investments at value (identified cost $13,145,705)...........  $14,569,215
     Cash.........................................................      241,807
     Dividends receivable.........................................        7,112
     Unamortized organization expenses..............................     18,035
     Prepaid expenses............................................         8,242
                                                                    ------------
       Total assets................................................  14,844,411
                                                                     ----------

Liabilities:
     Payable for investment securities purchased................        320,098
     Accrued expenses...........................................         40,466
                                                                     -----------
       Total liabilities.........................................       360,564
                                                                     -----------
Net assets......................................................... $14,483,847
                                                                    ===========

Net assets consist of:
     Paid-in capital............................................    $13,062,522
     Distributions in excess of net investment income................    (2,154)
     Distributions in excess of net realized gain on investments...         (31)
     Net unrealized appreciation of investments...................... 1,423,510
                                                                     -----------
       Net assets...................................................$14,483,847
                                                                     ===========

Calculation of net asset value per share:
     Based on 1,224,433shares of beneficial interest outstanding
(unlimited shares authorized of $.0001 par value) .................      $11.83
                                                                         ======

See accompanying notes to financial statements.

                       EVERGREEN VA GROWTH AND INCOME FUND
                             Statement of Operations
                    March 1, 1996* through December 31, 1996


Investment income:
     Dividends ...............................................      $     52,268
     Interest...................................................          77,593
                                                                    ------------
Total investment income .............................                    129,861

Expenses:
     Advisory fee..........................................   $ 61,749
     Administrative personnel and service fees.......            3,039
     Custodian fee..........................................    30,343
     Professional fees......................................    17,999
     Transfer agent expense................................      6,872
     Reports and notices to shareholders.............            6,000
     Amortization of organization expenses...........            3,632
     Trustee fees and expenses...........................        1,499
     Miscellaneous..........................................     1,999
                                                              --------
       Total expenses......................................    133,132
     Less: Fee waivers and expense reimbursements....          (68,133)
Net expenses.............................................                 64,999
                                                                      ----------
Net investment income.......................................              64,862
                                                                      ----------
Net realized and unrealized gain on investments:
     Net realized gain on investments transactions................        16,894
     Net  unrealized appreciation of investments.................      1,423,510
                                                                     -----------
Net gain on investments..........................................      1,440,404
                                                                    ------------
Net increase in net assets resulting from operations.............     $1,505,266
                                                                      ==========

* Commencement of operations.

See accompanying notes to financial statements.

                       EVERGREEN VA GROWTH AND INCOME FUND
                       Statement of Changes in Net Assets
                    March 1, 1996* through December 31, 1996


Increase (decrease) in net assets:
Operations:
     Net investment income..........................................    $64,862
     Net realized gain on investments transactions..................     16,894
     Net unrealized appreciation of investments.....................  1,423,510
                                                                      ----------
       Net increase in net assets resulting from operations........   1,505,266
                                                                    -----------
Distributions to shareholders:
     From net investment income....................................     (64,756)
     In excess of net investment income..............................    (2,154)
     From net realized gain on investment transactions..............    (17,000)
     In excess of net realized gain on investment transactions......        (31)
                                                                     -----------
       Total distributions to shareholders........................      (83,941)
                                                                    ------------
Fund share transactions:
     Proceeds from shares sold....................................    13,455,462
     Proceeds from reinvestment of distributions....................     83,941
     Payments from shares redeemed..................................   (510,215)
                                                                     -----------
       Net increase resulting from Fund share transactions.......... 13,029,188
                                                                     -----------
       Net increase in net assets.................................   14,450,513
Net assets:
     Beginning of period..........................................       33,334
                                                                    ------------
     End of period (including distributions in excess of net
       investment income of $2,154)................................. 14,483,847

Shares of Beneficial Interest:
     Shares sold......................................................1,260,584
     Issued on reinvestment of distributions........................      7,071
     Shares redeemed.............................................       (46,555)
                                                                    ------------
Total net increase resulting from Fund share transactions.........    1,221,100
                                                                    ============

* Commencement of operations.

See accompanying notes to financial statements

                      EVERGREEN VA GROWTH AND INCOME FUND
                              Financial Highlights
                    March 1, 1996* through December 31, 1996


Per Share Data :
Net asset value, beginning of period...........................          $10.00
Income from investment operations:
Net investment income..................................................     .06
     Net realized and unrealized gain on investments..........             1.84
                                                                        -------
Total income from investment operations...........................         1.90
                                                                        -------
Less distributions to shareholders from:
     Net investment income................................................(.06)
     Net realized gain on investments.................................    (.01)
                                                                       --------
      Total distributions.........................................        (.07)
                                                                       --------
Net asset value, end of period...........................................$11.83
                                                                          ======
Total Return+..........................................................   19.0%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted).............................   $14,484
Ratios to average net assets:
Expenses.............................................................     1.00%#
     Net investment income................................................1.00%#
Portfolio turnover rate.......................................................2%
Average commission rate paid per share...............................    $0.0579

*    Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. # Annualized and net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:
                                                   March 1, 1996*
                                                       through
                                                     December 31,
                                                         1996
     Expenses...........................................2.05%
     Net investment loss............................... (.05%)

     See accompanying notes to financial statements.

                               EVERGREEN VA FUNDS
                          Notes to Financial Statements
                                December 31, 1996

Note 1 - Organization and Nature of Operations

Evergreen Variable Trust (the "Trust") is a newly organized Massachusetts business trust with three separate investment series, Evergreen VA Fund ("Evergreen"), Evergreen VA Foundation Fund ("Foundation") and Evergreen VA Growth and Income ("Growth and Income"), collectively known as the "Funds". The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-ended, diversified management company. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Evergreen's investment objective is to seek capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Growth and Income's investment objective is to achieve a return composed of capital appreciation and current income by investing in the securities of companies which are undervalued in the marketplace.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuations - Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith under procedures established by the Funds' Trustees. Short-term investments purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Security Transactions - Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.

                               EVERGREEN VA FUNDS
                          Notes to Financial Statements

Note 2 - Significant Accounting Policies (continued)

Dividends to Shareholders - Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of December 31, 1996, Growth and Income had a reclassification to increase distribution in excess of net investment income by $106 and increase distribution in excess of net realized gains on investments by $106.

Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Capital losses incurred after October 31 within a fund's fiscal ear are deemed to arise on the first business day of the following fiscal year for tax purposes. Growth and Income has incurred and will elect to defer such capital losses of $31.

Unamortized Organization Expenses - Costs related to each Fund's organization have been deferred and are being amortized over a period of benefit not to exceed 60 months from the date each Fund commenced operations.

Use of Estimates - The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Note 3 - Investment Advisory and Administration Agreements

Each Fund has entered into an investment advisory agreement with Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, pursuant to which Evergreen Asset will manage each Fund's investments. In consideration of Evergreen Asset performing its obligations, Evergreen and Growth and Income will pay to Evergreen Asset an investment advisory fee accrued daily and payable monthly, at an annual rate of .95 of 1% of its average daily net assets. Foundation will pay an investment advisory fee of .825 of 1% of its average daily net assets.

Evergreen Asset has voluntarily agreed to reimburse the Funds to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of its average daily net assets. Evergreen Asset waived advisory fees of $47,843, $49,436 and $54,339 for the ten-month period ended December 31, 1996, and reimbursed other expenses of $21,841, $9,245 and $13,794 pursuant to this agreement for Evergreen, Foundation, and Growth and Income, respectively.

                               EVERGREEN VA FUNDS
                          Notes to Financial Statements

Note 3 - Investment Advisory and Administration Agreements (continued)

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to the Funds and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the ten-month period ended December 31, 1996, Evergreen, Foundation and Growth and Income incurred brokerage commissions of $16,882, $17,682 and $17,389, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

Each Fund has entered into an administrative services agreement with Evergreen Asset to provide administrative services and to supervise each Fund's daily business affairs. Each Fund paid Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the average daily net assets of all the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee was calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion,
 .035% on the next $3 billion, .030% on the next $5 billion, .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. At December 31, 1996, net assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was the investment adviser totaled approximately $17 billion.

Furman Selz LLC served as sub-administrator and paid the cost of compensation of the officers of the Funds through December 31, 1996. Each Fund paid Furman Selz a fee based on the average daily net assets of all the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union served as investment adviser. The fee was calculated daily and payable monthly at the following annual rates: .010% on the first $7 billion, .0075% on the next $3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion.

Effective  January 1, 1997, BISYS Group,  Inc. acquired Furman Selz' Mutual Fund
unit  and  accordingly,  BISYS  Fund  Services  became  sub-administrator.   The
administration fee structure has remained unchanged.

Note 4 - Investment Transactions

The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the ten-month period ended December 31, 1996 was as follows:
                      Purchases           Sales
Evergreen            $9,196,185          $291,135
Foundation          $14,366,598          $986,670
Growth and Income   $10,650,581           $94,821

                               EVERGREEN VA FUNDS
                          Notes to Financial Statements

Note 4 - Investment Transactions (continued)

On December 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:
                                                   Net Appreciation/ Federal Tax
                      Appreciation   Depreciation   (Depreciation)        Cost
Evergreen               $1,215,634     $299,538         $916,096     $10,145,984
Foundation              $1,591,091     $148,280       $1,442,811     $15,402,684
Growth and Income       $1,582,693     $159,183       $1,423,510     $13,145,705

Note 5 - Financing Agreement

Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and their Custodian, State Street Bank and Trust Company ("State Street" ). Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at .75% per annum above the Federal Funds rate. A commitment fee of
 .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. The Funds had no borrowings under the financing agreements during the ten-month period ended December 31,1996.

Note 6 - Deferred Trustees' Fees

Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31,1996, the value of the Trustees deferral accounts was $2,255, $3,001 and $2,492 for Evergreen, Foundation and Growth and Income, respectively.

                          Independent Auditors' Report


THE TRUSTEES AND SHAREHOLDERS OF
         Evergreen VA Fund
         Evergreen VA Foundation Fund
         Evergreen VA Growth and Income Fund:

We have audited the statements of assets and liabilities, including the statements of investments for Evergreen VA Fund, Evergreen VA Foundation Fund and Evergreen VA Growth and Income Fund, respectively, as of December 31,1996, and the related statements of operations and changes in net assets, and the financial highlights for the period from March 1, 1996 (commencement of operations) through December 31,1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Fund, Evergreen VA Foundation Fund and Evergreen VA Growth and
Income Fund as of December 31, 1996, and the results of their operations, changes in their net assets and their financial highlights for the period March 1, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles.


                              KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
February 19, 1997



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                              TRUSTEES AND OFFICERS

                                    Trustees:
                                 James S. Howell
                           Russell A. Salton, III M.D.
                               Michael S. Scofield

                                    Officers:
                    John J. Pileggi, President and Treasurer
                          George O. Martinez, Secretary
                     Sheryl Hirschfeld, Assistant Secretary
                    Stephen W. St. Clair, Assistant Secretary

             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
For corporate taxpayers 53.58%, 62.02% and 21.85% of the ordinary income distributions paid during the fiscal year ended December 31, 1996, by Evergreen, Growth and Income and Foundation, respectively, qualified for corporate dividends received deduction.